UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2026

PORTLAND GENERAL ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)
Oregon	001-5532-99	93-0256820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 SW Salmon Street, Portland, Oregon 97204

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, no par value	POR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

Portland General Electric Company (the Company) held its 2026 virtual annual meeting of shareholders on April 24, 2026 in Portland, Oregon. The following proposals were voted on at the meeting by the Company’s shareholders:

1.
The election of directors;
2.
An advisory, non-binding vote to approve the compensation of the Company’s named executive officers; and
3.
The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

There were 115,727,037 shares of common stock issued and outstanding as of February 23, 2026, the record date for the meeting, with 102,250,589 shares represented at the annual meeting.

Each of the director nominees listed below was elected and the voting results were as follows:

Nominee	For	Against	Abstain	Broker Non-votes
Robert Hoglund	93,021,105	165,036	75,287	8,989,161
Marie Oh Huber	92,372,002	816,737	72,689	8,989,161
Renée J. James	92,835,134	355,347	70,947	8,989,161
Michael Lewis	93,067,434	117,822	76,172	8,989,161
Michael Millegan	92,225,480	956,064	79,884	8,989,161
John O'Leary	93,065,712	119,535	76,181	8,989,161
Maria Pope	93,080,560	110,861	70,007	8,989,161
Patricia Salas Pineda	92,702,617	488,439	70,372	8,989,161
James Torgerson	92,263,788	921,132	76,508	8,989,161

Shareholders approved the compensation of the Company’s named executive officers. There were 89,407,192 votes cast for the proposal, 3,687,634 votes cast against the proposal, 166,602 abstentions, and 8,989,161 broker non-votes.

Shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. There were 99,598,669 votes cast for the proposal, 2,583,672 votes cast against the proposal, and 68,248 abstentions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

Date:	April 28, 2026	By:	/s/ Joseph R. Trpik
Joseph R. Trpik
Senior Vice President, Finance and Chief Financial Officer